UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 1, 1999



                              NINE WEST GROUP INC.
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               (Exact name of registrant as specified in its charter)



  Delaware                         1-11161                      06-1093855
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  (State of                (Commission File Number)            IRS Employer
Incorporation)                                              Identification No.



          Nine West Plaza
          1129 Westchester Avenue
          White Plains, New York                              10604
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     (Address of principal executive offices)               (Zip Code)



                                (314) 579-8812
                        -------------------------------
                        (Registrant's telephone number)

Item 5. Other Events
        ------------
     On February 1, 1999, the registrant issued a press release announcing that it was informed on that date by the staff of the United States Securities and Exchange Commission that its pending investigation of the registrant has been terminated with no enforcement action being recommended against the registrant. The registrant had previously disclosed that the formal investigation, of which it was advised on May 1, 1997, related primarily to the registrant's revenue recognition policies and practices and later examined the registrant's importation of products manufactured in Brazil. A copy of the press release is filed herewith as Exhibit 20.1.



Item 7. Exhibits
        --------

         20.1     Press Release of the registrant dated February 1, 1999.






                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NINE WEST GROUP INC.
                                     (Registrant)



Dated: February 2, 1999          By:    /s/ Robert C. Galvin
                                        ------------------------
                                 Name:  Robert C. Galvin
                                 Title: Executive Vice President,
                                        Chief Financial Officer
                                        and Treasurer




                               EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

    20.1     Press Release of the registrant dated February 1, 1999.